VIA EDGAR

December 18, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Strategic Trust
File Nos. 002-80859 and 811-03651

Ladies and Gentlemen:

On behalf of Touchstone Strategic Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirror the risk/return summary information as supplemented, dated December 6, 2012, to the Prospectus dated October 30, 2012 for the Touchstone Small Cap Value Opportunities Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated December 6, 2012 (SEC Accession No. 0001104659-12-082428) in XBRL for the Fund.

If you have any questions about this matter please contact Elizabeth Freeman at 617-248-3631.

Very truly yours,

TOUCHSTONE STRATEGIC TRUST

/s/Jill McGruder

Jill McGruder

President